EXHIBIT 10.61

                                                                  EXECUTION COPY

                                    GUARANTY

      THIS GUARANTY (this "Guaranty") is entered into as of March 31, 1999, by First Investors Financial Services, Inc. (the "Guarantor"), First Investors Auto Receivables Corporation (the "Transferor"), Auto Lenders Acceptance Corporation ("ALAC"), and Norwest Bank Minnesota, National Association, as Back-up Servicer (the "Back-up Servicer") and as Collateral Agent (as successor to Chase Bank of Texas, predecessor Collateral Agent) on behalf of the Noteholders and the Surety (as defined herein) (the "Collateral Agent").

      WHEREAS, the Guarantor has sold certain Receivables, and will sell additional Receivables, along with its security interest in each Financed Vehicle to the Transferor pursuant to the Receivables Purchase Agreement dated as of October 22, 1996 as amended and supplemented by and between the Guarantor and the Transferor wherein the Guarantor has made certain representations and warranties.

      WHEREAS, pursuant to that certain Servicing Agreement dated as of March 31, 1999 (the "Servicing Agreement") by and among the Transferor, ALAC, as Servicer and the Collateral Agent, as Collateral Agent and Back-up Servicer, ALAC shall agree to perform certain servicing obligations.

      WHEREAS, pursuant to that certain Security Agreement dated as of October 22, 1996 between the Transferor, MBIA Insurance Corporation, as Surety Bond Provider (the "Surety"), the Guarantor, as Seller, NationsBank, N.A., as Reserve Account Agent (the "Reserve Account Agent"), Enterprise Funding Corporation, as Company (the "Company") and the Collateral Agent (as amended and supplemented, the "Security Agreement"), the Transferor pledged the Receivables and its security interest in the Financed Vehicles to the Collateral Agent to secure the
Note issued pursuant to the Security Agreement.

      WHEREAS, the Surety issued its surety bond (the "Surety Bond") pursuant to the Insurance Agreement dated as of October 1, 1996, by and among the Surety, the Seller, the Transferor, the Guarantor, the Collateral Agent and the Reserve Account Agent, as amended by the Amendment No. 1 to Insurance Agreement dated as of March 31, 1999 (as amended, the "Insurance Agreement") by and among the Surety, ALAC, as Servicer, the Seller, the Transferor, the Guarantor, the Collateral Agent, the Back-up Servicer and the Reserve Account Agent.

      WHEREAS, the Guarantor will receive substantial direct and indirect benefits from the transactions contemplated by the Receivables Purchase Agreement, the Note Purchase Agreement, the Servicing Agreement, the Security Agreement and the Insurance Agreement (the "Transaction Documents").
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      WHEREAS, it is a condition precedent to the Surety's consent to the
Servicing Transfer that the Guarantor execute this Guaranty and deliver it to the Collateral Agent;

      NOW, THEREFORE, in consideration of the consent to the Servicing Transfer and the execution of the documents relating thereto by the Surety and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the parties hereto agree as follows:

      Section 1. DEFINITIONS. Unless otherwise defined in this Guaranty, all defined terms used in this Guaranty shall have the meanings ascribed to such terms in the Insurance Agreement.

      Section 2. GUARANTY OF OBLIGATIONS. The Guarantor hereby (with respect to its payment obligations, to the extent not otherwise paid pursuant to Section
5.1 of the Security Agreement): (a) absolutely, irrevocably and unconditionally guarantees the full and timely payment and performance of all obligations of ALAC as Servicer under the Servicing Agreement and other Transaction Documents to which ALAC is a party including, without limitation, (i) the servicing and collecting of the Receivables pursuant to the Servicing Agreement, (ii) the making of deposits and remittances into the Collection Account when required to be made in accordance with the terms of the Servicing Agreement and (iii) the payment of all amounts, reimbursements and indemnities payable by ALAC pursuant to the Servicing Agreement and the other Transaction Documents to which ALAC is a party; (b) absolutely, irrevocably and unconditionally agrees to pay and guarantees the full and timely payment of all reasonable cost and expenses (including, without limitation, attorneys' fees and legal expenses) associated with the transition of servicing from ALAC, as Servicer, to a successor Servicer pursuant to the terms of the Servicing Agreement; (c) absolutely, irrevocably and unconditionally agrees to pay and guarantees the full and timely payment of all costs and expenses (including, without limitation, attorneys' fees and legal expenses) associated with the re-liening of the Financed Vehicles pursuant to the terms of the Servicing Agreement; (d) absolutely, irrevocably and unconditionally agrees to pay and guarantees the full and timely payment of all litigation costs and expenses (including, without limitation, attorneys' fees and legal expenses) of ALAC and its affiliates in connection with or arising out of the Servicing Transfer; (e) absolutely, irrevocably and unconditionally agrees to pay and guarantees the full and timely payment of all state taxes imposed on ALAC in connection with the Servicing Agreement; (f) absolutely, irrevocably and unconditionally agrees to pay and guarantees the full and timely payment of all losses, damages, claims, defenses, liabilities, costs and expenses (including, without limitation, attorneys' fees and legal expenses) of the Transferor, the Collateral Agent, the Noteholder and the Surety for enforcement against ALAC of any obligations of ALAC under the Transaction Documents to which it is a party; (g) absolutely, irrevocably and unconditionally agrees to pay and guarantees the full and timely payment of all losses, damages, claims, defenses, liabilities, costs and expenses (including, without limitation, attorneys' fees and legal expenses) of the Transferor, the Collateral Agent, the Noteholder and the Surety arising out of, or resulting from, any litigation, proceedings, investigations, determinations, settlements or rulings over ALAC or its properties that (1) assert the invalidity of any of the Transaction Documents with respect to ALAC or the Guarantor, (2) seek to prevent or void with respect to ALAC any of the transactions

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contemplated by the Transaction Documents or (3) affect the performance by ALAC of any of its obligations under the Transaction Documents or affect the validity or enforceability thereof; (h) absolutely, irrevocably and unconditionally agrees to pay and guarantees the full and timely payment of all losses, damages, claims, defenses, liabilities, costs and expenses (including, without limitation, attorneys' fees and legal expenses) of the Transferor, the Collateral Agent, the Noteholder and the Surety arising out of, or resulting from, the negligence, misfeasance or bad faith of ALAC to the extent not recovered from ALAC pursuant to Section 7.18 of the Servicing Agreement or
Section 3.04 of the Insurance Agreement. The obligations under this Section 2 shall be referred to herein as the "Obligations."

      The Guarantor shall have no obligation to guaranty any obligations of any Person other than ALAC, including without limitation any obligation of the Obligors under the Receivables.

      Section 3. UNCONDITIONAL; IRREVOCABILITY. (a) This is an absolute, unconditional and continuing guaranty of payment and performance of all Obligations, and the Guarantor agrees that its obligations under this Guaranty shall be irrevocable. The dissolution, insolvency or adjudication of bankruptcy of the Guarantor shall not revoke this Guaranty.

      (b) No act or thing need occur to establish the liability or obligation of the Guarantor hereunder, and no act or thing, except full payment, discharge and performance of all Obligations, shall in any way exonerate the Guarantor hereunder or modify, reduce, limit or release the liability of Guarantor hereunder. The Guarantor waives all presentments, demands for performance, notices of dishonor and notices of acceptance of this Guaranty. The Collateral Agent or the Surety shall not be required first to resort to payment of the Obligations by ALAC or other Person, or their properties, before enforcing this Guaranty. Until payment in full of the Obligations, the Obligations of the Guarantor under this Guaranty shall not be affected, modified or impaired upon the happening from time to time of any event, including, without limitation, the events described in Section 4 herein, whether or not with notice to or the consent of the Guarantor.

      (c) The Guarantor further agrees that, if any payment applied by Collateral Agent to the Obligations is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of ALAC or any other obligor), the Obligations to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such payment, and this Guaranty shall be enforceable as to such Obligations as fully as if such payment had never been made. The provisions of this Section 3(c) hereof shall survive any termination of this Guaranty.

      Section 4. CONTINUATION AND VALIDITY OF OBLIGATIONS. The liability of the Guarantor shall not be affected or impaired by any of the following events: (a) the validity, enforceability, discharge, disaffirmance, settlement or compromise (by any Person, including a trustee in bankruptcy or other similar official) of the Obligations or of the Transaction Documents, (b) the absence of any attempt to collect the Obligations from ALAC or any guarantor or other Person, (c) the waiver or consent by the Collateral Agent, the Surety, the Noteholder or any other Person

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with respect to any provision of any instrument or agreement evidencing the
Obligations, any delay or lack of diligence in the enforcement of the Obligations, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect the Obligations, (d) any change of the time, manner or place of payment or performance, or any other term of any of the Obligations, (e) any law, regulation or order of any jurisdiction affecting any term of any of the Obligations or rights of the Collateral Agent or the Surety with respect thereto, (f) the failure by the Collateral Agent to take any steps to perfect and maintain perfected its interest in the Receivables, Financed Vehicles or other property acquired by the Collateral Agent from the Transferor or any security or collateral related to the Obligations, (g) the commencement of any bankruptcy, insolvency or similar proceeding with respect to ALAC or the Transferor or any other affiliate of ALAC, (h) any full or partial release of, compromise or settlement with, or agreement not to sue, ALAC or any guarantor or other person liable in respect of any Obligations, (i) any release, surrender, cancellation or other discharge of any evidence of the Obligations or the acceptance of any instrument in renewal or substitution therefor, (j) any collection, sale, lease or disposition of, or any other enforcement of or realization on, any Receivable or Financed Vehicle, (k) any assignment, pledge or other transfer of the Obligations or any evidence thereof, (l) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Obligations, (m) any change in the existing relationship between the Guarantor and ALAC including, without limitation, any sale or other transfer of the stock of ALAC by the Guarantor or (n) any legal or equitable discharge or defense of the Guarantor. To the full extent permitted by applicable law, the Guarantor waives any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.

      Section 5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to the Collateral Agent, the Noteholder, ALAC and the Surety as follows:

            (a) ORGANIZATION, ETC. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of Texas and has full corporate power, authority and legal right to own or lease all of its properties and assets, to carry on its business as it is now being conducted and to execute, deliver and perform this Guaranty. The Guarantor is duly qualified as a foreign corporation in good standing under the laws of each other jurisdiction in which the nature of its business requires such qualification and in which failure to so qualify would render this Guaranty unenforceable or would have an adverse effect on the Guarantor's ability to perform its obligations under this Guaranty.

            (b) AUTHORIZATION/VALID AGREEMENT. The Guarantor has the power and authority to execute and deliver this Guaranty and to carry out its terms. The execution, delivery and performance of this Guaranty have been duly authorized by all required corporate or other action on the part of the Guarantor, and this Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

            (c) NO CONFLICTS. The execution, delivery and performance by the Guarantor of this Guaranty does not and will not (i) contravene its articles of incorporation or bylaws, (ii) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor, (iii) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Guarantor is a party or by which it or its properties may be bound or affected or (iv) result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by the Guarantor.

            (d) NO PROCEEDINGS. There are no proceedings or investigations pending, or, to the best knowledge of the Guarantor, threatened against the Guarantor before any governmental authority (i) asserting the invalidity of this Guaranty, (ii) seeking to prevent the consummation of the transactions contemplated by this Guaranty, (iii) seeking any determination or ruling that would adversely affect the performance by the Guarantor of its obligations under this Guaranty or (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Guaranty.

            (e) NO CONSENTS. No consent, approval, authorization or order of or declaration, filing or registration with any governmental authority or other Person is required in connection with the execution, delivery or performance of this Guaranty, except such as have been duly made or obtained.

            (f) BENEFITS. The Guarantor has a direct and substantial economic interest in ALAC and expects to derive substantial benefits, directly and indirectly therefrom and from the transaction described in the Transaction Documents, any loans, credit transactions, financial accommodations, discounts, purchases of property and other transactions and events resulting in the creation of Obligations, and this Guaranty shall be effective and enforceable by the Collateral Agent and the Surety without regard to the receipt, nature or value of any such benefits.

      Section 6. INDEPENDENT OBLIGATIONS. The obligations of the Guarantor hereunder are undertaken as primary obligor and independently of, the obligations of ALAC, or any other obligor, guarantor or Person, and action or actions may be brought or prosecuted directly against the Guarantor whether or not action is brought first or at all against ALAC or any other obligor, guarantor or Person, against any collateral security or any other circumstance whatsoever, and whether or not ALAC, or any other obligor, guarantor or Person is joined in any such action or actions, or any claims or demands are made or are not made, or any action is taken on or against ALAC, any other obligor, guarantor or Person or any collateral security or otherwise.

      Section 7. WAIVERS. The Guarantor waives any and all defenses, claims, setoffs and discharges of ALAC, or any other obligor, pertaining to the Obligations. Without limiting the

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generality of the foregoing or any other provision hereof, to the fullest extent permitted by applicable law, the Guarantor hereby waives: (a) any defense arising by reason of any invalidity or unenforceability of ALAC's obligations in respect of the Transaction Documents, any manner in which the Collateral Agent, the Surety or the Noteholders have exercised (or not exercised) any rights and remedies under the Transaction Documents, or any cessation from any cause whatsoever of the liability of ALAC or any other obligor, guarantor or Person;
(b) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of the Transaction Documents; (c) any release of any of the Collateral provided under the Security Agreement or other Transaction Documents; (d) notice of any indulgences, extensions, consents or waivers given to ALAC or any other obligor, guarantor or Person, notice of the occurrence of any default or Servicer Termination Event under the Servicing Agreement, any default or Event of Default under the Security Agreement or default or event of default under any of the other Transaction Documents, or other notice of any kind whatsoever; (e) any right or claim of right to cause the Collateral Agent, the Surety or the Noteholders to proceed against ALAC or any other obligor, guarantor or Person in any particular order, to proceed against or exhaust any collateral security held by the Collateral Agent, the Surety or the Noteholders at any time or to pursue any other right or remedy whatsoever at any time; (f) any requirement of diligence or promptness on the Collateral Agent's, the Surety's or Noteholder's
part in (X) making any claim or demand on or commencing suit against ALAC or any other obligor, guarantor or Person, and (Y) otherwise enforcing the Collateral Agent's, the Surety's or Noteholder's rights in respect of the Servicing Agreement or the other Transaction Documents; (g) any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, usury, illegality or unenforceability which may be available to ALAC or any other person liable in respect of any Obligations, or any setoff available against the Collateral Agent or the Surety to ALAC or any other such person, whether or not on account of a related transaction and (h) any duty of the Collateral Agent, the Surety or Noteholders to advise the Guarantor of any information known to the Collateral Agent, the Surety or Noteholders regarding the financial condition of ALAC or any other circumstance, it being agreed that the Guarantor assumes responsibility for being and keeping informed of such condition or any such circumstance.

      Without limiting the generality of the foregoing, to the fullest extent permitted by applicable law, the Guarantor specifically waives all defenses the Guarantor may have based upon any election of remedies by the Collateral Agent, the Surety or the Noteholders which destroys the Guarantor's rights to proceed against ALAC or any other obligor, guarantor or Person for reimbursement, contribution or otherwise, including any loss of rights that it may suffer by reason of any rights, powers, remedies or defenses of ALAC in connection with any laws limiting, qualifying or discharging indebtedness of or remedies against ALAC, and the Guarantor hereby agrees not to exercise or pursue, so long as any of the Obligations remain unsatisfied, any right to reimbursement, subrogation, or contribution from ALAC in respect of payments hereunder.

      Section 8. SIGNIFICANCE OF WAIVERS. The Guarantor represents, warrants and agrees that each of the waivers set forth herein are made with the Guarantor's full knowledge of its

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significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which the Guarantor otherwise may have against ALAC or any other obligor, guarantor or Person, or against collateral, and that under the circumstances the waivers are reasonable.

      Section 9. REIMBURSEMENT. The Guarantor shall pay or reimburse the Collateral Agent and the Surety for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Collateral Agent or the Surety in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy or insolvency proceedings.

      Section 10. CUMULATIVE LIABILITY. The liability of the Guarantor under this Guaranty is in addition to and shall be cumulative with all other liabilities of Guarantor as guarantor, surety, endorser, accommodation co-obligor or otherwise of any Obligations, without any limitation as to amount.

      Section 11. NONPETITION COVENANT. The Guarantor shall not petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Transferor.

      Section 12. AMENDMENTS. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed parties hereto, with the prior written consent of the Surety.

      Section 13. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 14. JURISDICTION; JURY TRIAL WAIVER; AGENT FOR SERVICE OF PROCESS. The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with this Guaranty or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the

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venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts. The parties hereby waive trial by jury.

      Section 15. COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute but one and the same instrument.

      Section 16. SEVERABILITY. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this Guaranty are declared to be severable.

      Section 17. BENEFITS; THIRD-PARTY BENEFICIARY. This Guaranty shall be effective as of the date hereof, without further act, condition or acceptance by the Collateral Agent or ALAC, shall be binding upon the Guarantor and the successors and assigns of the Guarantor and shall inure to the benefit of the Collateral Agent, the Noteholder, ALAC, the Transferor and the Surety and its participants, successors and assigns. The Surety and the Noteholder shall each be an express third-party beneficiary to this Guaranty and entitled to rely on and enforce such provisions to the same extent as if it were a party hereto.

      Section 18. TERMINATION. This Guaranty shall terminate upon the payment in full of the Obligations; provided, however, that the provisions of Section 3(c) hereof shall survive any termination of this Guaranty.

      Section 19. EFFECT. The guaranty of the Guarantor hereunder is limited to the Obligations as expressly provided herein, and no provision hereof shall, expressly or by implication, be construed (i) as a guaranty or assumption by the Guarantor of any indebtedness of the Transferor under the Note, or (ii) as a modification in any respect of the limitation on recourse with respect to such indebtedness as provided in Section 5.8 of the Note Purchase Agreement.

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      IN WITNESS WHEREOF, this Guaranty has been duly executed by the parties hereto as of the date and year first above written.

                                    FIRST INVESTORS FINANCIAL SERVICES, INC., as Guarantor

                                    By_______________________________________
                                    Title____________________________________


                                    FIRST INVESTORS AUTO RECEIVABLES
                                    CORPORATION, as Transferor

                                    By_______________________________________
                                    Title____________________________________


                                    AUTO LENDERS ACCEPTANCE CORPORATION

                                    By_______________________________________
                                    Title____________________________________



                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, as Collateral Agent

                                    By_______________________________________
                                    Title____________________________________